BLACKROCK LARGE CAP SERIES FUNDS, INC.
BlackRock Large Cap Value Retirement Portfolio

Supplement dated July 1, 2015 to the Summary Prospectus, Prospectus and Statement of Additional Information of
BlackRock Large Cap Value Retirement Portfolio (the “Fund”), each dated January 28, 2015

Effective on September 1, 2015, as specified below, all of the issued and outstanding Class K Shares of the Fund will be redesignated as Institutional Shares. The redesignation to Institutional Shares is expected to have no impact on, or result in a decrease in, total operating expenses of the class. Shareholders will continue to receive all of the same services and have all of the same rights and privileges that they currently have as holders of Class K Shares. In addition, effective September 1, 2015, the Fund is closed to new investors.

Effective on or about September 1, 2015, all references to Class K Shares in the Summary Prospectus, Prospectus and Part I of the Statement of Additional Information with respect to the Fund are changed to Institutional Shares.

Effective on or about September 1, 2015, the following is a summary of certain of the key features of Institutional Shares:

Institutional Shares
Availability	Limited to certain investors, including:
• Individuals and Institutional Investors who may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the
Distributor to purchase such shares.
• Employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or
SARSEPs), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, unaffiliated thrifts and unaffiliated banks and trust companies, each of which may purchase shares of the
Fund through a Financial Intermediary that has entered into an agreement with the
Distributor to purchase such shares.
• Employees, officers and directors/trustees of BlackRock or its affiliates.
• Participants in certain programs sponsored by BlackRock or its affiliates or other
Financial Intermediaries.
The Fund is currently closed to new investors.
Minimum Investment	There is no investment minimum for:
• Employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or
SARSEPs), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, unaffiliated thrifts and unaffiliated banks and trust companies.
• Employees, officers and directors/trustees of BlackRock, Inc., mutual funds sponsored and advised by BlackRock or its affiliates (“BlackRock Funds”), Bank of America Corporation (“BofA Corp.”), PNC, Barclays PLC (“Barclays”) or their respective affiliates.
$2 million for individuals and Institutional Investors.
$1,000 for investors of Financial Intermediaries that: i) charge such investors a fee for advisory, investment consulting, or similar services or ii) have entered into an agreement with the Distributor to offer Institutional Shares through a no-load program or investment platform.
Initial Sales Charge?	No. Entire purchase price is invested in shares of the Fund.
Deferred Sales Charge?	No.
Distribution and Service (12b-1) Fees?	No.
Redemption Fees?	No.

Shareholders should retain this Supplement for future reference.

PRSAI-LCVRET-0715SUP